[LOGO]
                                CHASE VISTA FUNDS



                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               December 1, 1999

                                                        Revised Feburary 3, 2000


                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                        U.S. GOVERNMENT INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO


       One Chase Manhattan Plaza, Third Floor, New York, New York 10081


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio (collectively the "Equity Portfolios"), and the U.S. Government Income Portfolio and Money Market Portfolio (collectively the "Income Portfolios"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED DECEMBER 1, 1999, CONTACT YOUR PARTICIPATING INSURANCE COMPANY OR QUALIFIED RETIREMENT PLAN TRUSTEE OR THE TRUST AT 1-800-968-4782.



                                                                       MFVAT-SAI

Table of Contents                                                            Page
---------------------------------------------------------------------------------
The Trust ...................................................................   3
Investment Policies and Restrictions ........................................   3
Performance Information .....................................................  22
Determination of Net Asset Value ............................................  25
Tax Matters .................................................................  26
Management of the Trust and the Portfolios ..................................  29
Independent Accountants .....................................................  38
Certain Regulatory Matters ..................................................  38
General Information .........................................................  39
Appendix A--Description of Certain Obligations Issued or Guaranteed
  by U.S. Government Agencies or Instrumentalities .......................... A-1
Appendix B--Description of Ratings .......................................... B-1

                                   THE TRUST

     The Mutual Fund Variable Annuity Trust (the "Trust"), organized as a Massachusetts business trust on April 14, 1994, is an open-end management investment company. The Trust presently consists of six separate portfolios (the "Portfolios"). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Portfolios. The Chase Manhattan Bank ("Chase") is the investment adviser (the "Adviser") for each Portfolio. Chase Asset Management, Inc. ("CAM"), an investment adviser subsidiary of Chase, is the sub-investment adviser to the Portfolios, other than the International Equity Portfolio. Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to the International Equity Portfolio. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Portfolios.

     Effective as of December 27, 1996, U.S. Treasury Income Portfolio was renamed U.S. Government Income Portfolio.

                     INVESTMENT POLICIES AND RESTRICTIONS
                              Investment Policies

     The Prospectus sets forth the various investment policies of each Portfolio. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration,

Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Portfolio invests in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

     Depositary Receipts. A Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

     ECU Obligations. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

     Supranational Obligations. Supranational organizations, include organizations such as the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a multinational organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Corporate Reorganizations. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Portfolio and increase its brokerage and other transaction expenses.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Money Market Portfolio, other than those of bank holding companies, include obligations which are (i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another national statistical rating organization ("NRO"); or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Money Market Portfolio at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Money Market Portfolio include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

     Repurchase Agreements. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities. A Portfolio retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Money Market Portfolio will enter into such transactions only with member banks of the Federal Reserve System or securities dealers believed creditworthy.

     Forward Commitments. In order to invest a Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Portfolio.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

     To the extent a Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Floating and Variable Rate Securities; Participation Certificates. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The floating or variable rate demand instruments in which the Money Market Portfolio may invest are payable on demand on not more than seven calendar days' notice.

     The terms of these types of securities commonly provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. A Portfolio will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

     In the case of the Money Market Portfolio, the Board of Trustees may determine that an unrated floating or variable rate security meets the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet the Money Market Portfolio's high quality criteria. If an instrument is ever deemed to fall below the Money Market Portfolio's high quality standards, either it will be sold in the market or the demand feature will be exercised.

     The securities in which the Money Market Portfolio may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives the Money Market Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for the Money Market Portfolio.

     The Money Market Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Money Market Portfolio will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Portfolio retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolios may subscribe. Although these instruments may be sold by a Portfolio, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to the Money Market Portfolio, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

     Zero Coupon, Payment-in-Kind and Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the

Internal Revenue Code of 1986, as amended, investments by a Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

     Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

     Illiquid Securities. As a matter of nonfundamental policy, the Portfolios may invest up to 15% (10% in the case of the Money Market Portfolio) of their respective total assets in illiquid securities, including repurchase agreements maturing in more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days.

     For purposes of its limitation on investments in illiquid securities, each Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

     Stand-By Commitments. In a put transaction, a Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

     Tender Option Floating or Variable Rate Certificates. The Money Market Portfolio may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Money Market Portfolio, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

     Securities Loans. To the extent specified in the Prospectus, each Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with such Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

       Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Equity Portfolios and the U.S. Government Income Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Portfolio.

     Each of the Portfolios may invest their assets in derivative and related instruments subject only to their respective investment objectives and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.

     The value of some derivative or similar instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Portfolios--the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers incorrectly forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Portfolio could be exposed to the risk of a loss. The Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Portfolios' current Prospectus as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Equity Portfolios and the U.S. Government Income Portfolio.

     Options on Securities, Securities Indexes, Currencies and Debt Instruments. A Portfolio may PURCHASE, SELL or EXERCISE call and put options on
(i) securities, (ii) securities indexes, and (iii) debt instruments.

     Although in most cases these options will be exchange-traded, the Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Portfolios will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. A Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Portfolio intends to acquire an instrument or enter into a position. For example, a Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Portfolios will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. A Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     A Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. A Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. A Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

     A Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     A Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Portfolio. In addition, a Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

     A Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

     Mortgage-Related Securities. A Portfolio may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

     The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

     A Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

     REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

     The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Portfolios may consider making investments in such new types of mortgage-related securities.

     Dollar Rolls. Under a mortgage "dollar roll," a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Asset-Backed Securities. Each Portfolio, including the Money Market Portfolio, may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile ReceivablesSM" or CARSSM ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security and the overall nature of the marketplace for the security.

     Structured Products. A Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Portfolio may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class.

Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Portfolio's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. None of the Portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other that bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When a Portfolio purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                            Investment Restrictions

     The Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

     Each Portfolio may not:

          (1) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments;

          (2) make loans, except that each Portfolio may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) there is no limitation with respect to securities issued by banks, or repurchase agreements secured thereby, (ii) with respect to a Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction and (iii) the Money Market Portfolio may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks, and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, a Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Portfolio. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, the Portfolios will be subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) Each Portfolio other than the Asset Allocation Portfolio and Money Market Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer. Each of the Asset Allocation Portfolio and Money Market Portfolio may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

          (2) Each Portfolio may not make short sales of securities, other than short sales "against the box" (i.e., where the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short) or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Portfolio.

          (3) Each Portfolio may not purchase or sell interests in oil, gas or mineral leases.

          (4) Each Equity Portfolio and the U.S. Government Income Portfolio may not invest more than 15% of its net assets in illiquid securities; the Money Market Portfolio may not invest more than 10% of its net assets in illiquid securities

          (5) Each Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent
     (i) with respect to the Growth and Income Portfolio and the Capital Growth Portfolio only, the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities,
     (ii) with respect to all of the Portfolios, the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to a Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Each Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

          For purposes of the Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          With respect to the International Equity Portfolio, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or under taking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Portfolio's holding of that issue exceeding 30% of the net asset value of the Portfolio and, if the Portfolio's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

          In order to permit the sale of its shares in certain states, a Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus.

          If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Portfolio will not be considered a violation. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for a Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Portfolios' investments are reviewed by the Board of Trustees. The portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Portfolio generally pays no brokerage commissions.

     The frequency of a Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Portfolios investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


     For the fiscal year ended August 31, 1999, the annual rates of portfolio turnover for the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio were 170%, 27%, 114%, 112% and 31%, respectively.


     For the fiscal year ended August 31, 1998, the annual rates of portfolio turnover for the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio were 157%, 71%, 170%, 162% and 14%, respectively.


     For the fiscal year ended August 31, 1997, the annual rates of portfolio turnover for the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio and U.S. Government Income Portfolio were 158%, 54%, 89%, 122% and 40%, respectively.

     Under the advisory agreement and the sub-advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser and sub-advisers may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the adviser and sub-advisers, the Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Portfolios in excess of the amount of the broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Portfolios. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for one or more of the Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will generally produce better executions for the Portfolios.

     No portfolio transactions are executed with the advisers or with any affiliate of the advisers, acting either as principal or as broker.


     For the fiscal years ended August 31, 1997, 1998 and 1999, the International Equity Portfolio paid aggregate brokerage commissions of $52,855, $54,862 and $57,344, respectively.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Capital Growth Portfolio paid aggregate brokerage commissions of $14,353, $22,800 and $15,247, respectively.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Growth and Income Portfolio paid aggregate brokerage commissions of $24,304, $66,752 and $56,234, respectively.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Asset Allocation Portfolio paid aggregate brokerage commissions of $5,347, $16,824 and $15,572, respectively.


                            PERFORMANCE INFORMATION

     From time to time, a Portfolio may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Portfolio in the future. From time to time, the performance and yield of classes of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Portfolio or its classes. A Portfolio's performance may be compared with indices such as the Lehman Brothers Government/ Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Portfolio may, with proper authorization, reprint articles written about such Portfolio and provide them to prospective shareholders.

     A Portfolio may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Portfolio over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Portfolio will vary based on market conditions, the current market value of the securities held by a Portfolio and changes in the Portfolio's expenses. The advisers, the Administrator, the sub-administrator and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the sub-administrator may assume a portion of a Portfolio's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Portfolio during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Portfolio to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Portfolio.

                             Total Rate of Return

     A Portfolio's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     The Portfolios may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Portfolio with other measures of investment return.

                          Average Annual Total Returns


     The average annual total rate of return figures for the Portfolios, reflecting the initial investment and assuming the reinvestment of all distributions for the one year period ended August 31, 1999 and for the period from commencement of operations for each such Portfolio to August 31, 1999 were as follows:



                                       One-Year      Since Inception
                                     ------------   ----------------
Growth and Income Portfolio             21.23%           17.55%
Capital Growth Portfolio                30.59%           16.35%
International Equity Portfolio          25.03%            8.97%
Asset Allocation Portfolio              11.88%           12.18%
U.S. Government Income Portfolio        (1.15%)           6.04%


                      Non-Standardized Performance Results


     The table below reflects the net change in the value of an assumed initial investment of $10,000 in the Portfolios for the period since inception through August 31, 1999.

     The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Portfolios may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Portfolios in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Portfolios with those published for other investment companies and other investment vehicles.


           Period Ended                 Total
          August 31, 1999               Value
----------------------------------   ----------
Growth and Income Portfolio           $20,728
Capital Growth Portfolio               19,789
International Equity Portfolio         14,727
Asset Allocation Portfolio             16,786
U.S. Government Income Portfolio       13,026


                               Yield Quotations

     Any current "yield" quotation for a class of shares of a Portfolio, other than the Money Market Portfolio, shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Portfolio's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Any current "yield" for a class of shares of the Money Market Portfolio which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of the Money Market Portfolio so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

     Because of the charges and deduction imposed by the plans and separate accounts, the total rate of return and yield realized by plan participants or owners in the subdivisions of the accounts will be lower than the total rate of return and yield for the corresponding Portfolio.

     The yields of the shares of the Portfolios for the thirty-day period ended August 31, 1999 were as follows:



Growth and Income Portfolio            0.89%
Capital Growth Portfolio               1.05%
International Equity Portfolio         0.00%
Asset Allocation Portfolio             3.17%
U.S. Government Income Portfolio       5.63%



     The seven-day yield for the Money Market Portfolio for the period ended August 31, 1999 was 4.67%.


                       DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Since the International Equity Portfolio invests in securities primarily listed on foreign exchanges which may trade on Saturdays or other customary United States national business holidays on which the Portfolio does not price, the Portfolio's portfolio will trade and the net asset value of the Portfolio's shares may be significantly affected on days when the investor has no access to the Portfolio.

     The Money Market Portfolio's portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter at a constant rate to maturity accreting discounts and amortizing premiums. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of the Money Market Portfolio at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of the Money Market Portfolio's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio has established procedures to ensure that its portfolio securities meet its high quality criteria.

     Equity securities in a Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily trade on or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations in a Portfolio's portfolio is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or its shareholders, and the discussions here and in the Portfolios' Prospectus are not intended as substitutes for careful tax planning.

     The holders of the variable insurance or annuity contracts should not be subject to tax with respect to distributions made on Portfolio shares, assuming that the variable insurance and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the separate accounts of Participating Insurance Companies are treated as the owners of the Portfolio shares. See "Qualifications of Segregated Asset Accounts." The summary describes tax consequences to the owner of the Portfolio shares (i.e. the plans or separate accounts), and the Portfolio itself. It does not describe the tax consequences to a holder of a life insurance contract or annuity contract as a result of the ownership of such policies or contracts. Contract or policy holders must consult the prospectuses of their respective contracts or policies ("Separate Account Prospectuses") for information concerning the Federal income tax consequences of owning such contracts or policies.

                Qualification as a Regulated Investment Company

     Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each Portfolio other than the Money Market Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, such Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to such Portfolio. Alternatively, under recently enacted legislation, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, such Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be treated by the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

                 Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year.

     Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                  Qualification of Segregated Asset Accounts

     A variable life insurance or annuity contract will not be treated as a life insurance contract or annuity, respectively, under the Code, if the segregated asset account upon which such contracts are based is not "adequately diversified." A segregated asset account will be "adequately diversified" if it satisfies one of two alternative tests set forth in the Treasury Regulations as of the end of each calendar quarter (or within 30 days thereafter). First, the Treasury Regulations provide that a segregated asset account will be adequately diversified if no more than 55% of the value of its total assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as adequately diversified if the diversification requirements under Subchapter M, as set forth above, are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract can also be considered adequately diversified if, instead of satisfying either of the above-noted tests, the segregated asset account, excluding U.S. Government securities, satisfies the general diversification percentages noted above increased by the product of (a) .5 and (b) the percentage of value of the total assets of the segregated asset account represented by the Treasury securities. The effect of this special test is that a segregated asset account is treated as adequately diversified to the extent it holds securities issued by the U.S. Government.

     For purposes of these diversification tests, a segregated asset account invested in shares of a regulated investment company will be entitled to "look-through" the shares of the regulated investment company to its pro rata portion of the assets of the regulated investment company based on its stock ownership in the company, provided that the shares of the regulated investment company are generally held only by insurance companies, certain fund managers, and trustees of qualified pension or retirement plans (a "Closed Fund").

     If the segregated asset account upon which a variable contract is based is not treated as "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance policy or annuity contract under the Code for all subsequent periods and (b) the holders of such policy or contract must include as ordinary income the "income on the contract" for each taxable year. The "income on the contract" is generally the excess of (a) the sum of the increase in net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, it is also possible that if the Portfolio does not satisfy the requirements of a Closed Fund set forth above, the holders of the contracts and annuities, which invest in the Portfolio through the segregated asset account, will be treated as the owners of such shares and taxable with respect to distributions paid by the Portfolio, as described herein.

                            Portfolio Distributions

     Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions are generally offset by deductible life insurance reserves and should therefore not be taxable to the Accounts. Contract or policy holders should consult the prospectuses of their respective contracts or policies concerning the tax treatment of the Accounts.

                            MANAGEMENT OF THE TRUST

                             Trustees and Officers

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 67 Address: 202 June Road, Stamford, CT 06903.

     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 63. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     William J. Armstrong--Trustee. Vice President and Treasurer, Ingeroll-Rand Company. Age: 58. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 70. Address: 322 Main Street, Lakeville, CT 06039.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 66. Address: 108 Valley Road, Cos Cob, CT 06807.

     Roland R. Eppley, Jr.--Trustee. Retired: formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 67. Address: 105 Ceventry Place, Palm Beach Gardens, FL 33418.

     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 68. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.


     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47. Address: One Chase Manhattan Plaza, Third Floor, New York, NY 10081.


     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 72. Address:
624 East 45th Street, Savannah, GA 31405.

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc.
Age: 72. Address: RR1 Box 102, Weston, VT 05181.

     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank, Age: 64. Address: One Chase Manhattan Plaza, Third Floor, New York, New York 10081.

     Richard E. Ten Haken--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 65. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 68. Address: 80 Perkins Road, Greenwich, CT 06830.


     Martin R. Dean--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 34.
Address: 3435 Stelzer Road, Columbus, OH 43219.


     Lisa Hurley--Secretary. Senior Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moon Capital Management and General Counsel to Global Assets Management and Northstar Investments Management. Age: 44.
Address: 90 Park Avenue, New York, NY 10016.


     Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: One Chase Manhattan Plaza, 3rd Fl., New York, NY 10081.

     Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 31. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.


     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended August 31, 1999.


     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").

           Remuneration of Trustees and Certain Executive Officers:


     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation earned during the fiscal year ended August 31, 1999 for each Trustee of the Trust:

                                         International             Capital              Growth and
                                             Equity                Growth                 Income
                                           Portfolio              Portfolio              Portfolio
                                           ---------              ---------             ----------
Fergus Reid, III, Trustee                   $14.15                 $464.42                $197.85
H. Richard Vartabedian, Trustee               9.22                  348.33                 148.40
William J. Armstrong, Trustee                 6.14                  232.22                  98.93
John R.H. Blum, Trustee                       6.71                  233.23                 100.60
Stuart W. Cragin, Jr., Trustee                6.14                  232.22                 100.05
Roland R. Eppley, Jr., Trustee                6.14                  232.22                  98.93
Joseph J. Harkins, Trustee                    6.14                  232.22                 100.05
Sarah E. Jones, Trustee                         --                      --                     --
W.D. MacCallan, Trustee                       6.14                  232.22                  98.93
W. Perry Neff, Trustee                        5.76                  231.52                  98.95
Leonard M. Spalding, Jr., Trustee             6.14                  232.22                  98.93
Richard E. Ten Haken, Trustee                 6.89                  231.92                 101.08
Irving L. Thode, Trustee                      6.14                  232.22                  98.93



                                             Asset             U.S. Government             Money
                                          Allocation               Income                  Market
                                           Portfolio              Portfolio              Portfolio
                                          -----------             ---------              ---------
Fergus Reid, III, Trustee                   $18.45                  $13.71                 $11.81
H. Richard Vartabedian,Trustee               13.82                    9.02                   8.11
William J. Armstrong, Trustee                 9.21                    6.01                   5.40
John R.H. Blum, Trustee                       9.21                    6.01                   5.40
Stuart W. Cragin, Jr., Trustee                9.21                    6.01                   5.40
Roland R. Eppley, Jr., Trustee                9.21                    6.01                   5.40
Joseph J. Harkins, Trustee                    9.21                    6.01                   5.40
Sarah E. Jones, Trustee                         --                      --                     --
W.D. MacCallan, Trustee                       9.21                    6.02                   5.39
W. Perry Neff, Trustee                        8.69                    5.67                   5.19
Leonard M. Spalding, Jr., Trustee             9.21                    6.01                   5.40
Richard E. Ten Haken, Trustee                 8.98                    6.70                   5.81
Irving L. Thode, Trustee                      9.21                    6.01                   5.40




                                              Pension or Retirement
                                                 Benefits Accrued          Total Compensation
                                               as Fund Expenses(1)       from "Fund Complex"(2)
                                               -------------------       ----------------------
Fergus Reid, III, Trustee                             $108,490                 $160,000
H. Richard Vartabedian, Trustee                         69,858                  120,000
William J. Armstrong, Trustee                           35,695                   80,000
John R.H. Blum, Trustee                                 70,084                   87,500
Stuart W. Cragin, Jr., Trustee                          42,785                   82,500
Ronald R. Eppley, Jr., Trustee                          52,102                   80,000
Joseph J. Harkins, Trustee                              60,009                   82,500
Sarah E. Jones, Trustee                                     --                       --
W.D. MacCallan, Trustee                                 73,291                   80,000
W. Perry Neff, Trustee                                  70,365                   80,000
Leonard M. Spalding, Jr., Trustee                       25,509                   80,000
Richard E. Ten Haken, Trustee                           55,162                   83,750
Irving L. Thode, Trustee                                50,414                   80,000


----------

(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Trust, and Mutual Fund Trust for the fiscal year ended August 31, 1999 and by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 1999.
(2) Data reflects total estimated compensation earned during the period January 1, 1999 to December 31, 1999 for service as a Trustee to all Funds advised by the adviser.

     As of August 31, 1999, the Trustees and officers as a group owned less than 1% of each Portfolio's outstanding shares, all of which were acquired for investment purposes.


               Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1999, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, TenHaken, Thode and Ms. Jones are 15, 7, 12, 15, 6, 10, 9, 9, 15, 1, 14, 6 and 0, respectively.



                      Highest Annual Compensation Paid by All Vista Funds
              ------------------------------------------------------------------
               $80,000      $100,000      $120,000      $140,000      $160,000
 Years of
 Service                  Estimated Annual Benefits Upon Retirement
---------     ------------------------------------------------------------------
     16        $80,000      $100,000      $120,000      $140,000      $160,000
     14         76,800        96,000       115,200       134,400       153,600
     12         70,400        88,000       105,600       123,200       140,800
     10         64,000        80,000        96,000       112,000       128,000
     8          51,200        64,000        76,800        89,600       102,400
     6          38,400        48,000        57,600        67,200        76,800
     4          25,600        32,000        38,400        44,800        51,200


     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


     Messrs. Eppley, Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1999 calendar year and as of October 31, 1999 they had contributed $52,400, $27,700, $58,950, and $98,250, respectively.


     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            Adviser and Sub-Adviser

     Chase acts as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Portfolios' assets shall be held uninvested. The advisers to the Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for their Portfolios. The Advisory Agreement for the Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Portfolios with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Portfolios on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To undercover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Portfolios, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Portfolios imposed by the securities laws or regulations thereunder of any state in which the shares of the Portfolios are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Portfolios during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Portfolio and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Portfolios (except the International Equity Portfolio), has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM"). With respect to the International Equity Portfolio, Chase has entered into an investment sub-advisory agreement with Chase Asset Management (London) Limited ("CAM London"). With respect to the day-to-day management of the Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that
(i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Portfolios.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

     CAM is a wholly-owned operating subsidiary of the adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

     CAM London is an indirect wholly-owned operating subsidiary of the adviser. CAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CAM London also serve as portfolio managers for Chase.

     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Portfolio's average daily net assets specified in the Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For their services under their sub-advisory agreements, CAM and CAM London will be entitled to receive, with respect to each such Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the Prospectus.


     For the fiscal years ended August 31, 1997, 1998, and 1999, Chase earned the following investment advisory fees with respect to the following Portfolios, and voluntarily waived the amounts set forth below with respect to each such period:



                                                                      Fiscal Year-Ended August 31,
                                             -------------------------------------------------------------------------
                                                     1997                      1998                      1999
                                              --------------------     --------------------      ---------------------
Portfolio                                     earned       waived       earned       waived      earned         waived
---------                                     ------       ------       ------       ------      ------         ------
U.S. Government Income Portfolio .........    $17,031      $17,031     $27,037      $27,037      $33,422       $33,422
Growth and Income Portfolio ..............     69,369       69,369     107,568      107,568      117,969        78,364
Capital Growth Portfolio .................     59,790       59,790      78,176       78,176       74,744        74,744
Asset Allocation Portfolio ...............     28,254       28,254      42,474       42,474       50,452        50,452
International Equity Portfolio ...........     38,328       38,328      50,982       50,982       53,428        53,428
Money Market Portfolio ...................      8,359        8,359       8,742        8,742        9,736         9,736


                                 Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of each Portfolio. Chase provides certain administrative services to the Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

     Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mis-take of law or for any act or omission in the administration of the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     In addition, the Administration Agreement provides that, in the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of each of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Portfolio on a month-to-month basis.

                         Sub-Administration Agreement

     The Trust has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with Vista Fund Distributors, Inc. ("VFD"), pursuant to which VFD provides certain administration services, including providing officers, clerical staff and office space. VFD is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Sub-Administration Agreement provides that the Trust will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements. The Trust pays for all of the expenses for qualification of the shares of each Portfolio for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Sub-Administration Agreement, VFD provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

     The Sub-Administration Agreement is currently in effect until November, 1997, and will continue in effect thereafter with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Sub-Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by VFD on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Sub-Administration Agreement also provides that neither VFD nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Administration Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, VFD shall reduce its sub-administration fee with respect to such Portfolio (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by VFD shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Portfolio during such fiscal year; and if such amounts should exceed the monthly fee, VFD shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by VFD pursuant to the Sub-Administration Agreement, VFD receives an annual fee, payable monthly, of .15% of the net assets of each Portfolio. VFD may voluntarily waive a portion of the fees payable to it under the Sub-Administration Agreement with respect to each Portfolio on a month-to-month basis.


     For the fiscal years ended August 31, 1997, 1998 and 1999, Chase and VFD earned the following administration fees and sub-administration fees and voluntarily waived the amounts set forth below with respect to each such period:



                                                                    Fiscal Year-Ended August 31,
                                             ----------------------------------------------------------------------
                                                    1997                     1998                     1999
                                             ------------------       ------------------       --------------------
Portfolio                                    earned      waived       earned      waived       earned        waived
---------                                    ------      ------       -------     ------       ------        ------
U.S. Government Income Portfolio .........  $ 6,812     $ 6,812       $10,815    $ 8,111       $13,369      $13,369
Growth and Income Portfolio ..............   23,123      23,123        35,856     26,892        39,322        6,001
Capital Growth Portfolio .................   19,930      19,930        26,059     19,543        24,915       24,915
Asset Allocation Portfolio ...............   10,275      10,275        15,445     11,584        18,346       18,346
International Equity Portfolio ...........    9,583       9,583        12,755      9,566        13,358       13,358
Money Market Portfolio ...................    6,665       6,665         6,979      5,231         7,789        7,789



     In addition, certain expenses were borne by the Sub-Administrator for each Porfolio for the fiscal years ended August 31, 1997, 1998 and 1999 as set forth below:



                                          Fiscal Year-Ended August 31,
                                       ----------------------------------
                                        1997          1998         1999
                                       -------       -------      -------
U.S. Government Income Portfolio       $10,126       $26,673      $31,544
Asset Allocation Portfolio              22,199        24,089       27,218
International Equity Portfolio          42,889        60,623       75,990
Money Market Portfolio                  15,408        43,771       49,985


                         Transfer Agent and Custodian

     The Trust has entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Portfolio for which Chase receives compensation as is from time to time agreed upon by the Trust and the Custodian. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Portfolio. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Portfolios. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

                            INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 1999, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                          CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser or administrator. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Portfolios' distributor or affiliates of the distributor. Chase will not invest any Portfolio assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Portfolio. Chase has informed the Portfolios that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Portfolios should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

             Description of Shares, Voting Rights and Liabilities

     Mutual Fund Variable Annuity Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust currently consists of six Portfolios of shares of beneficial interest (par value $0.001 per share). The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. To the extent required by applicable law, shares of the Portfolios held by Accounts will be voted at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Portfolios. Shares for which no instructions have been received will be voted in the same proportion as shares for which instructions have been received. The Trust does not hold regular meetings of shareholders.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each Portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid-and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with the personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               Principal Holders


     As of November 1, 1999, 100% of each of the Portfolios were beneficially owned by Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                              Financial Statements

     The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 1999 contained therein, are incorporated by reference.

                                  APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and Bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                            DESCRIPTION OF RATINGS*

     The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             Description of Moody's
                     four highest municipal bond ratings:

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Description of Moody's three highest ratings
                         of state and municipal notes:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

     MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     Description of Standard & Poor's four highest municipal bond ratings:

----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Description of Standard & Poor's
            ratings of municipal notes and tax-exempt demand bonds:

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2--Satisfactory capacity to pay principal and interest.

     SP-3--Speculative capacity to pay principal and interest.

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        Description of Standard & Poor's
                     two highest commercial paper ratings:

     A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     B-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                             Description of Moody's
                     two highest commercial paper ratings:

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               Description of Fitch's ratings of municipal notes
                          and tax-exempt demand bonds

                            Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

     AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

     A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                              Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

     F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.